NEWS RELEASE

NETGEAR® REPORTS THIRD QUARTER RESULTS

•	Third quarter 2013 net revenue of $361.9 million, as compared to $315.2 million in the comparable prior year quarter, increase of 14.8% year-over-year

•	Third quarter 2013 non-GAAP net income of $22.9 million, as compared to $25.3 million in the comparable prior year quarter, decrease of 9.4% year-over-year

•	Third quarter 2013 non-GAAP diluted earnings per share of $0.58, as compared to $0.65 in the comparable prior year quarter, decrease of 10.8% year-over-year

•	Company expects fourth quarter 2013 net revenue to be in the range of $340 million to $355 million, with non-GAAP operating margin in the range of 9.5% to 10.5%

SAN JOSE, California - October 24, 2013 - NETGEAR, Inc. (NASDAQGS: NTGR), a global networking company that delivers innovative products to consumers, businesses and service providers, today reported financial results for the third quarter ended September 29, 2013.

Net revenue for the third quarter ended September 29, 2013 was $361.9 million, as compared to $315.2 million for the third quarter ended September 30, 2012, and $357.7 million in the second quarter ended June 30, 2013. The second and third quarter 2013 results reflect the full quarter effect of the AirCard business acquired from Sierra Wireless at the beginning of the second quarter of 2013. Net income, computed in accordance with GAAP, for the third quarter of 2013 was $14.5 million, or $0.37 per diluted share. This compared to GAAP net income of $23.8 million, or $0.61 per diluted share, for the third quarter of 2012, and GAAP net income of $14.0 million, or $0.36 per diluted share, in the second quarter of 2013.

Gross margin on a non-GAAP basis in the third quarter of 2013 was 28.9%, as compared to 31.6% in the year ago comparable quarter, and 29.8% in the second quarter of 2013. Non-GAAP operating margin was 9.9% in the third quarter of 2013, as compared to 11.5% in the third quarter of 2012, and 10.3% in the second quarter of 2013. Non-GAAP net income was $0.58 per diluted share in the third quarter of 2013, as compared to non-GAAP net income of $0.65 per diluted share in the third quarter of 2012, and non-GAAP net income of $0.62 per diluted share in the second quarter of 2013. The third quarter 2012 non-GAAP tax rate included a one-time tax rate benefit, which accounted for an incremental $0.05 per diluted share of earnings, which did not occur in the third quarter of 2013. The Company's non-GAAP tax rate was 37.2% in the third quarter 2013, as compared to 30.3% in the third quarter of 2012, and 32.9% in the second quarter of 2013.

The differences between GAAP and non-GAAP financial measures include adjustments, net of any tax effect, for amortization of purchased intangibles, stock-based compensation, restructuring and other charges, acquisition related expense, impact to cost of sales from acquisition accounting adjustments to inventory, gain on sale of cost method investment, impairment charges, and litigation reserves. The accompanying schedules provide a reconciliation of financial measures computed on a GAAP basis to financial measures computed on a non-GAAP basis.

Patrick Lo, Chairman and Chief Executive Officer of NETGEAR commented, “Our Retail Business Unit had a successful back-to-school season and continued to take advantage of the 802.11ac upgrade cycle. Our Service Provider Business Unit performed well during the quarter exceeding initial forecast. Our Commercial Business Unit performed below expectations as demand for our storage products was weaker than expected during the quarter. However, we recently introduced additional products in this category, which we believe will strengthen our position in the market.”

“We are looking forward to some exciting new product introductions in the fourth quarter. We just introduced the world’s fastest 802.11ac router, the Nighthawk. The market excitement generated to date is the highest in NETGEAR history. We believe such ground breaking WiFi routers will help continue to increase our market share. We also recently introduced two high performance rack mount ReadyNAS storage products and an iPhone App for mobile access to ReadyNAS. We believe these new introductions will continue to strengthen our market position in the storage area. We believe leading edge products that satisfy customers’ needs better than our competition is what has made us successful in the past and will propel our growth in the future.”

Christine Gorjanc, Chief Financial Officer of NETGEAR, added, “Non-GAAP gross margin for the third quarter was down as compared to the comparable prior year quarter, due to the revenue mix being weighted more toward service provider. Looking forward, we have limited visibility driven by the lumpy nature of the service provider business and continued economic headwinds in Europe negatively affecting end-market demand. As such, we are expecting fourth quarter 2013 revenue to be in the range of approximately $340 million to $355 million and operating margin in the range of 9.5% to 10.5%. Additionally, during the fourth quarter we expect to incur a restructuring charge between $3 and $4 million dollars, as we will be realigning resources to better focus on the key growth markets we are pursuing.”

Investor Conference Call / Webcast Details
NETGEAR will review the third quarter results and discuss management's expectations for the third quarter of 2013 today, Thursday, October 24, 2013 at 5 p.m. EDT (2 p.m. PDT). The dial-in number for the live audio call is (201) 689-8471. A live webcast of the conference call will be available on NETGEAR's website at http://investor.netgear.com. A replay of the call will be available 2 hours following the call through midnight Eastern (9 p.m. Pacific) on Thursday, October 31, 2013 by telephone at (858) 384-5517 and via the web at http://investor.netgear.com. The account number to access the phone replay is 10000607.

About NETGEAR, Inc.
NETGEAR (NASDAQGS: NTGR) is a global networking company that delivers innovative products to consumers, businesses and service providers. For consumers, the company makes high performance, dependable and easy to use home networking, storage and digital media products to connect people with the Internet and their content and devices. For businesses, NETGEAR provides networking, storage and security solutions without the cost and complexity of Big IT. The company also supplies top service providers with retail proven, whole home solutions for their customers. NETGEAR products are built on a variety of proven technologies such as wireless, Ethernet and powerline, with a focus on reliability and ease-of-use. NETGEAR products are sold in approximately 45,000 retail locations around the globe, and through approximately 39,000 value-added resellers. The company's headquarters are in San Jose, Calif., with additional offices in over 25 countries. NETGEAR is an ENERGY STAR partner. More information is available at http://investor.netgear.com or by calling (408) 907-8000. Connect with NETGEAR at http://twitter.com/NETGEAR and http://www.facebook.com/NETGEAR.

© 2013 NETGEAR, Inc. NETGEAR, ReadyNAS, AirCard, Nighthawk and the NETGEAR logo are trademarks or registered trademarks of NETGEAR, Inc. and its affiliates in the United States and/or other countries. Other brand and product names are trademarks or registered trademarks of their respective holders. The information contained herein is subject to change without notice. NETGEAR shall not be liable for technical or editorial errors or omissions contained herein. All rights reserved.

Contact:
NETGEAR Investor Relations
Christopher Genualdi
netgearIR@netgear.com
(408) 890-3520

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 for NETGEAR, Inc.:
This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words are used to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The forward-looking statements represent NETGEAR, Inc.’s expectations or beliefs concerning future events based on information available at the time such statements were made and include statements regarding: expected net revenue and non-GAAP operating margin; expectations regarding the timing and market acceptance of recent and anticipated new product introductions that position the Company for growth; expectations regarding market share gains in various product categories; estimates of sales data and market demand for the Company’s new products; the ability of the Company’s products to satisfy customers’ needs better than competing products; and the timing and magnitude of restructuring charges. These statements are based on management's current expectations and are subject to certain risks and uncertainties, including the following: future demand for the Company's products may be lower than anticipated; consumers may choose not to adopt the Company's new product offerings or adopt competing products; product performance may be adversely affected by real world operating conditions; the Company may be unsuccessful or experience delays in manufacturing and distributing its new and existing products; telecommunications service providers may choose to slow their deployment of the Company's products or utilize competing products; the Company may be unable to collect receivables as they become due; the Company may fail to manage costs, including the cost of developing new products and manufacturing and distribution of its existing offerings; the Company may fail to successfully continue to effect operating expense savings; changes in the level of NETGEAR's cash resources and the Company's planned usage of such resources; changes in the Company's stock price and developments in the business that could increase the Company's cash needs; fluctuations in foreign exchange rates; and the actions and financial health of the Company's customers. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Further information on potential risk factors that could affect NETGEAR and its business are detailed in the Company's periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Part II - Item 1A. Risk Factors,” pages 52 through 73, in the Company's quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2013, filed with the Securities and Exchange Commission on August 6, 2013. NETGEAR undertakes no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Information:
To supplement our consolidated financial statements presented on a GAAP basis, NETGEAR uses non-GAAP financial measures, which are adjusted to exclude certain expenses and tax benefits, where applicable. We believe non-GAAP financial measures are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NETGEAR's underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial measures prepared in accordance with generally accepted accounting principles in the United States.

-Financial Tables Attached-

NETGEAR, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	September 29, 2013	December 31, 2012

ASSETS
Current assets:
Cash and cash equivalents	$160,484	$149,032
Short-term investments	140,934	227,845
Accounts receivable, net	269,964	256,014
Inventories	211,275	174,903
Deferred income taxes	25,455	22,691
Prepaid expenses and other current assets	38,477	33,724
Total current assets	846,589	864,209
Property and equipment, net	25,450	19,025
Intangibles, net	88,631	27,621
Goodwill	155,916	100,880
Other non-current assets	24,608	22,834
Total assets	$1,141,194	$1,034,569

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$119,273	$87,310
Accrued employee compensation	17,185	18,338
Other accrued liabilities	136,707	126,255
Deferred revenue	26,225	27,645
Income taxes payable	3,541	1,382
Total current liabilities	302,931	260,930
Non-current income taxes payable	13,314	13,735
Other non-current liabilities	6,366	5,293
Total liabilities	322,611	279,958
Stockholders' equity:
Common stock	39	38
Additional paid-in capital	415,254	394,427
Cumulative other comprehensive income	(151)	4
Retained earnings	403,441	360,142
Total stockholders' equity	818,583	754,611
Total liabilities and stockholders' equity	$1,141,194	$1,034,569

NETGEAR, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 29, 2013	June 30, 2013	September 30, 2012	September 29, 2013	September 30, 2012

Net revenue	$361,895	$357,719	$315,210	$1,013,013	$961,485
Cost of revenue	260,236	254,289	217,522	720,187	669,310
Gross profit	101,659	103,430	97,688	292,826	292,175
Operating expenses:
Research and development	23,320	23,981	17,399	62,639	46,277
Sales and marketing	39,465	40,406	37,600	116,260	114,247
General and administrative	11,930	12,319	11,888	36,576	33,520
Restructuring and other charges	400	1,587	—	1,957	—
Litigation reserves, net	305	3,555	269	3,908	420
Impairment charges	2,000	—	—	2,000	—
Total operating expenses	77,420	81,848	67,156	223,340	194,464
Income from operations	24,239	21,582	30,532	69,486	97,711
Interest income	71	95	109	315	344
Other income (expense), net	511	(548)	3,070	37	2,823
Income before income taxes	24,821	21,129	33,711	69,838	100,878
Provision for income taxes	10,364	7,144	9,920	26,053	30,418
Net income	$14,457	$13,985	$23,791	$43,785	$70,460

Net income per share:
Basic	$0.37	$0.36	$0.62	$1.14	$1.86
Diluted	$0.37	$0.36	$0.61	$1.12	$1.82

Weighted average shares outstanding used to compute net income per share:
Basic	38,700	38,539	38,162	38,562	37,978
Diluted	39,198	39,074	38,802	39,127	38,682

NETGEAR, INC.
NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Excluding amortization of purchased intangibles, stock-based compensation, restructuring and other charges, acquisition related expense, impact to cost of sales from acquisition accounting adjustments to inventory, gain on sale of cost method investment, impairment charges, and litigation reserves, net of tax.

(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 29, 2013	June 30, 2013	September 30, 2012	September 29, 2013	September 30, 2012

Net revenue	$361,895	$357,719	$315,210	$1,013,013	$961,485
Cost of revenue	257,343	251,061	215,695	712,406	664,972
Gross profit	104,552	106,658	99,515	300,607	296,513

Operating expenses:
Research and development	22,273	22,846	16,621	59,785	44,211
Sales and marketing	36,109	36,478	36,362	107,746	110,624
General and administrative	10,276	10,565	10,358	30,959	29,424
Total operating expenses	68,658	69,889	63,341	198,490	184,259
Income from operations	35,894	36,769	36,174	102,117	112,254
Interest income	71	95	109	315	344
Other income (expense), net	511	(548)	(56)	37	(303)
Income before income taxes	36,476	36,316	36,227	102,469	112,295
Provision for income taxes	13,584	11,944	10,959	35,791	34,315
Net income	$22,892	$24,372	$25,268	$66,678	$77,980

Net income per share:
Basic	$0.59	$0.63	$0.66	$1.73	$2.05
Diluted	$0.58	$0.62	$0.65	$1.70	$2.02

Weighted average shares outstanding used to compute net income per share:
Basic	38,700	38,539	38,162	38,562	37,978
Diluted	39,198	39,074	38,802	39,127	38,682

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except per share data)
(Unaudited)

STATEMENT OF OPERATIONS DATA:

	Three Months Ended			Nine Months Ended
	September 29, 2013	June 30, 2013	September 30, 2012	September 29, 2013	September 30, 2012

GAAP gross profit	$101,659	$103,430	$97,688	$292,826	$292,175
Amortization of intangible assets	2,414	2,254	1,354	6,139	3,317
Stock-based compensation expense	479	406	473	1,074	1,021
Impact to cost of sales from acquisition accounting adjustments to inventory	—	568	—	568	—
Non-GAAP gross profit	$104,552	$106,658	$99,515	$300,607	$296,513
Non-GAAP gross margin	28.9%	29.8%	31.6%	29.7%	30.8%

GAAP research and development	$23,320	$23,981	$17,399	$62,639	$46,277
Stock-based compensation expense	(1,047)	(1,135)	(778)	(2,854)	(2,066)
Non-GAAP research and development	$22,273	$22,846	$16,621	$59,785	$44,211

GAAP sales and marketing	$39,465	$40,406	$37,600	$116,260	$114,247
Amortization of intangible assets	(2,025)	(2,618)	—	(4,643)	—
Stock-based compensation expense	(1,331)	(1,310)	(1,238)	(3,871)	(3,623)
Non-GAAP sales and marketing	$36,109	$36,478	$36,362	$107,746	$110,624

GAAP general and administrative	$11,930	$12,319	$11,888	$36,576	$33,520
Stock-based compensation expense	(1,654)	(1,540)	(1,530)	(4,693)	(4,096)
Acquisition related expense	—	(214)	—	(924)	—
Non-GAAP general and administrative	$10,276	$10,565	$10,358	$30,959	$29,424

GAAP total operating expenses	$77,420	$81,848	$67,156	$223,340	$194,464
Amortization of intangible assets	(2,025)	(2,618)	—	(4,643)	—
Stock-based compensation expense	(4,032)	(3,985)	(3,546)	(11,418)	(9,785)
Restructuring and other charges	(400)	(1,587)	—	(1,957)	—
Acquisition related expense	—	(214)	—	(924)	—
Litigation reserves, net	(305)	(3,555)	(269)	(3,908)	(420)
Impairment charges	(2,000)	—	—	(2,000)	—
Non-GAAP total operating expenses	$68,658	$69,889	$63,341	$198,490	$184,259

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)
(In thousands, except per share data)
(Unaudited)

STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Nine Months Ended
	September 29, 2013	June 30, 2013	September 30, 2012	September 29, 2013	September 30, 2012

GAAP operating income	$24,239	$21,582	$30,532	$69,486	$97,711
Amortization of intangible assets	4,439	4,872	1,354	10,782	3,317
Stock-based compensation expense	4,511	4,391	4,019	12,492	10,806
Restructuring and other charges	400	1,587	—	1,957	—
Acquisition related expense	—	214	—	924	—
Impact to cost of sales from acquisition accounting adjustments to inventory	—	568	—	568	—
Litigation reserves, net	305	3,555	269	3,908	420
Impairment charges	2,000	—	—	2,000	—
Non-GAAP operating income	$35,894	$36,769	$36,174	$102,117	$112,254
Non-GAAP operating margin	9.9%	10.3%	11.5%	10.1%	11.7%

GAAP other income (expense),net	$511	$(548)	$3,070	$37	$2,823
Gain on sale of cost method investment	—	—	(3,126)	—	(3,126)
Non-GAAP other income (expense), net	$511	$(548)	$(56)	$37	$(303)

GAAP net income	$14,457	$13,985	$23,791	$43,785	$70,460
Amortization of intangible assets	4,439	4,872	1,354	10,782	3,317
Stock-based compensation expense	4,511	4,391	4,019	12,492	10,806
Restructuring and other charges	400	1,587	—	1,957	—
Acquisition related expense	—	214	—	924	—
Impact to cost of sales from acquisition accounting adjustments to inventory	—	568	—	568	—
Litigation reserves, net	305	3,555	269	3,908	420
Impairment charges	2,000	—	—	2,000	—
Gain on sale of cost method investment	—	—	(3,126)	—	(3,126)
Tax effect	(3,220)	(4,800)	(1,039)	(9,738)	(3,897)
Non-GAAP net income	$22,892	$24,372	$25,268	$66,678	$77,980

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)
(In thousands, except per share data)
(Unaudited)

STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Nine Months Ended
	September 29, 2013	June 30, 2013	September 30, 2012	September 29, 2013	September 30, 2012

NET INCOME PER DILUTED SHARE:
GAAP net income per diluted share	$0.37	$0.36	$0.61	$1.12	$1.82
Amortization of intangible assets	0.11	0.12	0.03	0.28	0.09
Stock-based compensation expense	0.12	0.11	0.10	0.32	0.28
Restructuring and other charges	0.01	0.04	—	0.05	—
Acquisition related expense	—	0.01	—	0.02	—
Impact to cost of sales from acquisition accounting adjustments to inventory	—	0.01	—	0.01	—
Litigation reserves, net	0.01	0.09	0.01	0.10	0.01
Impairment charges	0.05	—	—	0.05	—
Gain on sale of cost method investment	—	—	(0.08)	—	(0.08)
Tax effect	(0.09)	(0.12)	(0.02)	(0.25)	(0.10)
Non-GAAP net income per diluted share	$0.58	$0.62	$0.65	$1.70	$2.02

SUPPLEMENTAL FINANCIAL INFORMATION
(In thousands, except per share data, DSO, inventory turns, weeks of channel inventory and headcount)
(Unaudited)

	Three Months Ended
	September 29, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Cash, cash equivalents and short-term investments	$301,418	$288,103	$422,412	$376,877	$362,420
Cash, cash equivalents and short-term investments per diluted share	$7.69	$7.37	$10.82	$9.68	$9.34

Accounts receivable, net	$269,964	$288,483	$237,896	$256,014	$248,862
Days sales outstanding (DSO)	68	73	73	76	72

Inventories	$211,275	$185,383	$158,555	$174,903	$178,916
Ending inventory turns	4.9	5.5	5.2	5.0	4.9

Weeks of channel inventory:
U.S. retail channel	11.5	10.4	9.9	8.8	9.8
U.S. distribution channel	9.9	9.0	8.9	10.2	8.4
EMEA distribution channel	4.5	5.1	4.1	4.4	4.4
APAC distribution channel	8.2	7.3	7.2	7.2	4.7

Deferred revenue	$28,049	$33,717	$28,961	$27,645	$28,205

Headcount	1,100	1,095	866	850	854
Non-GAAP diluted shares	39,198	39,074	39,050	38,924	38,802

NET REVENUE BY GEOGRAPHY

	Three Months Ended						Nine Months Ended
	September 29, 2013		June 30, 2013		September 30, 2012		September 29, 2013		September 30, 2012
Americas	$220,487	61%	$200,848	56%	$177,647	56%	$578,011	57%	$509,440	53%
EMEA	97,220	27%	108,367	30%	104,368	33%	312,712	31%	347,264	36%
APAC	44,188	12%	48,504	14%	33,195	11%	122,290	12%	104,781	11%
Total	$361,895	100%	$357,719	100%	$315,210	100%	$1,013,013	100%	$961,485	100%

NET REVENUE BY SEGMENT

	Three Months Ended						Nine Months Ended
	September 29, 2013		June 30, 2013		September 30, 2012		September 29, 2013		September 30, 2012
Retail	$130,301	36%	$117,395	33%	$123,457	39%	$374,018	37%	$366,258	38%
Commercial	76,957	21%	88,446	25%	79,240	25%	236,254	23%	234,498	24%
Service Provider	154,637	43%	151,878	42%	112,513	36%	402,741	40%	360,729	38%
Total	$361,895	100%	$357,719	100%	$315,210	100%	$1,013,013	100%	$961,485	100%